UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant:☒

Filed by a Party other than the Registrant☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

HG Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

HG HOLDINGS, INC. c/o Continental Proxy Services 1 State Street, New York NY 10004	You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

HG HOLDINGS, INC. 2115 E. 7th St., Suite 101 Charlotte, NC 28204

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on Monday, June 18, 2018

*Stockholders are cordially invited to attend the Annual Meeting and vote in person. Directions to the Annual Meeting of Stockholders can be obtained by calling (252) 355-4610 Ext. 2

Dear Stockholder,

The 2018 Annual Meeting of Stockholders of HG Holdings, Inc. will be held at the offices of McGuireWoods LLP, Fifth Third Center, 201 North Tryon Street, Suite 3000, 30th floor, Charlotte, North Carolina 28202, on June 18, 2018, at 11:00 AM (local time).

Proposals to be considered at the Annual Meeting:
(1)	Election of one director for a three-year term ending 2021.
(2)	An advisory vote regarding the approval of compensation paid to certain executive officers.
(3)	The transaction of such other business as may properly be brought before the meeting or any adjournment thereof.

The board of directors recommends a vote “for” the one nominee for election for a three-year term ending 2021 listed in the Company’s 2018 Proxy Statement, and “for” approval of compensation paid to certain executive officers.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

The Proxy Materials are available for review at: http://www.cstproxy.com/hgholdingsinc/2018

HG HOLDINGS, INC.

2115 E. 7th St., Suite 101

Charlotte, NC 28204

Important Notice Regarding the Availability Of Proxy Materials For the Annual Meeting of Stockholders to Be Held On Monday, June 18, 2018

The following Proxy Materials are available to you to review at:

http://www.cstproxy.com/hgholdingsinc/2018 included are the Company’s:

-	Annual Report for the year ended December 31, 2017
-	2018 Proxy Statement
-	Proxy Card
-	any amendments to the foregoing materials

This is not a ballot. You cannot use this notice to vote your shares. This communication presents an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 10, 2018 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID., proxy number, and account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-221-0691, or By logging on to http://www.cstproxy.com/hgholdingsinc/2018 or By email at: proxy@continentalstock.com
Please include the company name and your control number in the subject line.